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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  MARCH 2, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



                 MARYLAND                                      36-3857664
     (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                      60606
  (Address of principal executive offices)                      (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 2.           ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") has invested in 30 manufactured home communities ("Communities") and park model communities ("Resorts"), containing 12,344 sites, during the period from January 1, 2004 through February 19, 2004. These Communities and Resorts are discussed below. The combined investment in these 30 properties was approximately $137.6 million. (amounts in millions, except for total sites)

                                                                                                    PURCHASE                 NET
    CLOSING DATE           PROPERTY             LOCATION           PROPERTY TYPE    TOTAL SITES      PRICE        DEBT      EQUITY
------------------  -------------------  --------------------  ----------------------------------  -----------  --------------------
ACQUISITIONS:

January 15, 2004     O'Connell's (a)      Amboy, IL             Vacation Resort          668          $   6.6    $   5.0   $    1.6
January 30, 2004     Spring Gulch (b)     New Holland, PA       Vacation Resort          420              6.0        4.8        1.2
February 3, 2004     Paradise (c)         Mesa, AZ              Vacation Resort          950             25.0       20.0        5.0
February 18, 2004    Twin Lakes (d)       Chocowinity, NC       Vacation Resort          400              5.2        3.8        1.4
February 19, 2004    Lakeside (e)         New Carlisle, IN      Vacation Resort           95              1.7         ---       1.7

February 5, 2004     Shangri La           Largo, FL             Age Qualified            160            (f)          4.5      (f)
February 5, 2004     Terra Ceia           Palmetto, FL          Vacation Resort          203            (f)          2.6      (f)
February 5, 2004     Southernaire         Mt. Dora, FL          Age Qualified            134            (f)          2.1      (f)
February 5, 2004     Sixth Avenue         Zephryhills, FL       Age Qualified            140            (f)          2.3      (f)
February 5, 2004     Suni Sands           Yuma, AZ              Vacation Resort          336            (f)          3.2      (f)
February 5, 2004     Topic's              Spring Hill, FL       Vacation Resort          230            (f)          2.2      (f)
February 5, 2004     Coachwood Colony     Leesburg, FL          Age Qualified            200            (f)          4.3      (f)
February 5, 2004     Waterway             Cedar Point, NC       Vacation Resort          336            (f)          6.3      (f)
February 5, 2004     Desert Paradise      Yuma, AZ              Vacation Resort          260            (f)          1.5      (f)
February 5, 2004     Goose Creek          Newport, NC           Vacation Resort          598            (f)         12.6      (f)

MEZZANINE INVESTMENTS (g):

February 3, 2004     Fiesta Grande I & II Casa Grande, AZ       Vacation Resort          767            ---          ---        3.7
February 3, 2004     Tropical Palms       North Ft. Myers, FL   Age Qualified            297            ---          ---        1.9
February 3, 2004     Island Vista Estates North Ft. Myers, FL    All-Ages                617            ---          ---        4.6
February 3, 2004     Foothills West       Casa Grande, AZ       Vacation Resort          188            ---          ---        1.5
February 3, 2004     Capri                Yuma, AZ              Vacation Resort          300            ---          ---        2.1
February 3, 2004     Casita Verde         Casa Grande, AZ       Vacation Resort          192            ---          ---        1.2
February 3, 2004     Rambler's Rest       Venice, FL            Vacation Resort          647            ---          ---        6.2
February 3, 2004     Venture In           Show Low, AZ          Vacation Resort          389            ---          ---        2.4
February 3, 2004     Scenic               Asheville, NC         Age Qualified            224            ---          ---        1.2
February 3, 2004     Clerbrook            Clermont, FL          Vacation Resort        1,255            ---          ---        3.9
February 3, 2004     Inlet Oaks           Murrells Inlet, SC    Age Qualified            178            ---          ---        1.0

JOINT VENTURES (h):
December 18, 2003    Lake Myers           Mocksville, NC        Vacation Resort          425            ---          ---        0.4
January 21, 2004     Pine Haven           Ocean View, NJ        Vacation Resort          625            ---          ---        0.4
January 27, 2004     Twin Mills           Howe, IN              Vacation Resort          501            ---          ---        0.2
February 10, 2004    Plymouth Rock        Elkhart Lake, WI      Vacation Resort          609            ---          ---        0.4

         (a) Property was purchased from O'Connell's Holding Corp. and O'Connell's, Inc.

         (b) Property was purchased from Spring Gulch, Inc.

         (c) Property was purchased from PRVR Limited Partnership.
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         (d) Property was purchased from Twin Lakes Land, LLC and Twin Lakes
             Camping Resort, LLC.

         (e) Property was purchased from Don-Bar Family Limited Partnership.

         (f) The portfolio was acquired for a total purchase price of $62 million and $20.9 million of net equity. The transaction was funded partially through loans obtained on the individual properties as shown in the table.

         (g) On February 3, 2004, the Company invested approximately $29.7 million in preferred equity in six entities controlled by Diversified Investments, Inc. ("Diversified"). In addition, the Company has invested approximately $1.4 million in the Diversified entities managing these properties.

         (h) The Company invested approximately $1.4 million with Diversified in four separate entities, each controlling a Resort property.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  A.  FINANCIAL STATEMENTS

                      It is not possible to provide the combined audited income statement pursuant to Rule 3-14 of Regulation S-X for the fiscal year ended December 31, 2003 at the time of the filing of this report; such income statement will be filed as an amendment to this Report on Form 8-K under cover of Form 8-K/A within sixty days of the due date of this report.

                  B.  PRO FORMA FINANCIAL INFORMATION

                      It is not possible to provide the combined unaudited pro forma income statement at the time of the filing of this report; such pro forma information will be filed within sixty days of the due date of this report.

                  C.  EXHIBITS

                      10.1   Paradise RV Resort Purchase and Sale Agreement
                      10.2 Paradise RV Resort Amendment to Purchase and Sale Agreement
                      10.3 Assignment and Assumption of Purchase and Sale Agreement
                      10.4 Diversified Investments Portfolio Purchase and Sale Agreement
                      10.5 Diversified Investments Portfolio First Amendment to Purchase and Sale Agreement
                      10.6 Diversified Investments Portfolio Second Amendment to Purchase and Sale Agreement
                      10.7 Diversified Investments Portfolio Third Amendment to Purchase and Sale Agreement
                      10.8 Diversified Investments Portfolio Fourth Amendment to Purchase and Sale Agreement
                      10.9 Diversified Investments Portfolio Fifth Amendment to Purchase and Sale Agreement


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                            MANUFACTURED HOME COMMUNITIES, INC.



                                            BY:  /s/ Michael B. Berman
                                                 ----------------------------
                                                 Michael B. Berman
                                                 Vice President, Treasurer
                                                   and Chief Financial Officer





DATE:  March 2, 2004